Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Mid Cap Intrinsic Value Fund

Supplement to the Summary Prospectuses and Prospectuses of Neuberger Berman Mid Cap Intrinsic Value Fund, each dated December 18, 2023

Effective May 1, 2024, Mr. Scott A. Hoina will be added as a Portfolio Manager of the Neuberger Berman Mid Cap Intrinsic Value Fund (the “Fund”).

As such, effective May 1, 2024, the Fund’s Summary Prospectuses and Prospectuses are revised as follows:

(a)	The “Portfolio Managers” section of the Summary Prospectuses and Prospectuses for the Fund is deleted and replaced with the following:

The Fund is co-managed by Michael C. Greene (Managing Director of the Manager), Benjamin H. Nahum (Managing Director of the Manager), James F. McAree (Managing Director of the Manager), Amit Solomon (Managing Director of the Manager), Rand W. Gesing (Senior Vice President of the Manager) and Scott A. Hoina (Senior Vice President of the Manager). Mr. Greene has managed the Fund since December 2011 and Messrs. Nahum, McAree, Solomon and Gesing have managed the Fund since May 2021. Mr. Hoina has managed the Fund since May 2024.

(b)	The following is added to the “Management of the Fund - Portfolio Managers” section of the Prospectuses for the Fund:
Scott A. Hoina is a Senior Vice President of the Manager. Mr. Hoina joined the firm in 2008 and has managed the Fund since May 2024.

The date of this supplement is April 16, 2024.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com